Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophes; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; and (ix) future terrorist attacks.

AGENDA First Quarter 2003 Financial Highlights Q&A

First Quarter Highlights For the Three Months % Ended March 31, Increase 2003 2002 (Decrease) Net Operating Income ........................................ $14.0 $10.7 30.8% A-T Realized Investment Gains (Losses)................... $(0.8) $ - Net Income....................................................... $13.2 $10.7 23.4% Diluted Operating Earnings Per Share................... $0.62 $0.48 A-T Realized Investment Gains (Losses) Per Share... $(0.03) $ - Diluted Earnings Per Share.................................. $0.59 $0.48 Net Loss and Loss Adjustment Expense Ratio.......... 60.9% 59.4% Acquisition and Underwriting Expense Ratio.......... 31.3% 31.2% Combined Ratio 92.2% 90.6% (in millions, except per share data)

First Quarter Highlights As of March 31, December 31, 2003 2002 Total Shareholders' Equity .......................... $488.0 $477.8 Book Value per Share.................................. $22.33 $21.85 Shares Outstanding.................................... 21,856,961 21,868,877 (in millions, except share and per share data)

1st Quarter 2003 Gross Written Premiums by Segment For the Three Months Ended March 31, % 2003 2002 Increase Segment Commercial Lines ............................. $130.3 $90.6 43.8% Specialty Lines.................................. 38.0 24.4 55.7% Personal Lines.................................... 25.0 21.5 16.3% Total.............................................. $193.3 $136.5 41.6% (in millions)

Commercial Lines Segment 67.4% of First Quarter 2003 GWP 100% 3 to 5 year growth potential Gross Written Premiums 1997 1998 1999 2000 2001 2002 1Q 03 Commercial Auto 78.3 85.7 89.4 81.6 85 71.7 11.1 Commercial Package 60 79.1 90 136.6 207.8 365.5 109.1 Specialty Property 1.1 21.6 21.3 23.2 36.7 10.1 $138.3 $165.9 $201.0 $239.5 $316.0 3 Year CAGR 19.3% 5 Year CAGR 43.5% 5 Year CAGR -1.7% (in millions) $473.9 $130.3

Specialty Lines Segment 1997 1998 1999 2000 2001 2002 1Q 03 20.8 30.4 48.5 68.2 79.3 109.3 38 19.7% of First Quarter 2003 GWP 100% 3 to 5 year growth potential CAGR 1997-2002 = 39.4% Gross Written Premiums (Professional Liability) (in millions)

Gross Written Premiums 1999 2000 2001 2002 1Q 03 Manufactured Housing 17.3 37.2 40.2 38.4 16.7 Flood 5.3 10 13.4 15.9 3.4 Homeowners 2.8 7 24.7 26.2 4.9 $54.2 $78.3 12.9% of First Quarter 2003 GWP 100% 3 to 5 year growth potential Personal Lines $25.4 2 year CAGR 110.7% 2 year CAGR 44.2% 3 year CAGR 30.4% (in millions) $80.5 $25.0

Gov't./Corp. Bonds 21.8 MBS/CMO 9.1 Common Stock 3.4 All Other 1.9 Cash Equivalents 3.1 Municipal Bonds 31.8 Asset Backed Securities 28.9 High Quality Investment Portfolio Government/ Corporate Bonds Common Stock Cash Equivalents Municipal Bonds As of March 31, 2003 Portfolio market value - $1,034.4mm Fixed income securities Average lowest rating AA+ Portfolio duration 3.2 years 4.8% taxable equivalent yield Quality long-term growth stocks 28.9% 21.8% 31.8% 3.1% All Other 1.9% 9.1% MBS/CMO 3.4% Asset Backed Securities

Drivers of Future Growth National presence - 36 offices / Mixed marketing New product offerings Disruption in the industry Insolvencies ? Rating downgrades Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15% premium growth

Philadelphia Consolidated Holding Corp. Founded 1962